UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 17, 2016

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Incorporation)	0-10967 (Commission File Number)	36-3161078 (IRS Employer Identification No.)

One Pierce Place, Suite 1500, Itasca, Illinois (Address of principal executive offices)		60143 (Zip Code)
(630) 875-7450 (Registrant's telephone number, including area code) N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
On March 17, 2016, First Midwest Bancorp, Inc. ("First Midwest" or the "Company") issued a press release announcing that it completed its previously announced acquisition of NI Bancshares Corporation ("NI Bancshares") and its wholly-owned subsidiary, The National Bank & Trust Company of Sycamore ("NB&T"), in accordance with an Agreement and Plan of Merger (the "Merger Agreement") entered into on November 12, 2015. NI Bancshares has merged with and into the Company, and NB&T has merged with and into the Company's wholly-owned subsidiary, First Midwest Bank, an Illinois state-chartered bank, with First Midwest Bank continuing as the surviving bank. The press release, dated March 17, 2016, is attached to this report as Exhibit 99.1 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(d)    Exhibits
99.1     Press Release issued by First Midwest Bancorp, Inc. dated March 17, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Midwest Bancorp, Inc.
(Registrant)

Date:	March 17, 2016	/s/ NICHOLAS J. CHULOS
By: Nicholas J. Chulos Executive Vice President, Corporate Secretary, and General Counsel